UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification No.)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)
(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

(a)	Revolving Credit Agreement

On December 14, 2018, Bunge Limited Finance Corp. (“BLFC”), a wholly owned subsidiary of Bunge Limited (“Bunge”), entered into an unsecured U.S. $1,100,000,000 5-year Revolving Credit Agreement (the “Credit Agreement”) among BLFC, as borrower, Citibank, N.A., as syndication agent, BNP Paribas, Mizuho Bank, Ltd., Suitomo Mitsui Banking Corporation and U.S. Bank National Association, as co-documentation agents, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto (the “Lenders”).  The Credit Agreement matures on December 14, 2023.  BLFC has the option to request an extension of the maturity date of the Credit Agreement for two additional one-year periods.  Each Lender in its sole discretion may agree to any such extension request.  BLFC may also, from time to time, request one or more of the existing Lenders or new lenders to increase the total commitments under the Credit Agreement by up to $200,000,000 pursuant to an accordion provision set forth in the Credit Agreement.  The Credit Agreement replaces the existing U.S. $1,100,000,000 5-year Revolving Credit Agreement, dated as of November 20, 2014 (the “Terminated Credit Agreement”), among BLFC, as borrower, Citibank, N.A. as syndication agent, BNP Paribas and The Bank of Tokyo Mitsubishi UFJ, Ltd., as documentation agents, JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto that was scheduled to mature on November 20, 2019, which was terminated in accordance with its terms on December 14, 2018.  No principal amounts were outstanding under the Terminated Credit Agreement on the date of termination.  BLFC may use proceeds from future borrowings under the Credit Agreement to fund intercompany advances to Bunge and/or certain Bunge subsidiaries, repay outstanding pari passu indebtedness of BLFC and pay expenses incurred in connection with the Credit Agreement and any pari passu indebtedness of BLFC.

Borrowings under the Credit Agreement will bear interest, at BLFC’s option, at LIBOR plus the Applicable Margin (defined below) or the alternate base rate then in effect plus the Applicable Margin minus 1.00%.  The margin applicable to either a LIBOR or alternate base rate borrowing (the “Applicable Margin”) will vary between 1.00% and 1.625% and be based on the higher of the senior long-term unsecured debt rating that Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”) provides of (a) Bunge or (b) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge, then the Bunge Master Trust or (c) if Moody’s or S&P, as applicable, does not provide such a rating of Bunge or the Bunge Master Trust, then BLFC (the “Rating Level”).  Amounts under the Credit Agreement that remain undrawn are subject to a commitment fee payable quarterly based on the average undrawn portion of the Credit Agreement at rates ranging from 0.09% to 0.225%, varying based on the Rating Level.

The Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BLFC, among other things, to incur liens, incur indebtedness, sell or transfer assets or receivables or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.

The obligations of BLFC under the Credit Agreement are guaranteed by Bunge pursuant to a separate Guaranty, dated December 14, 2018 (the “BLFC Guaranty”).  The BLFC Guaranty contains certain customary representations and warranties and affirmative and negative covenants.  The BLFC Guaranty obligates Bunge to maintain a specified minimum consolidated net worth, a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum secured indebtedness to tangible assets ratio.  The BLFC Guaranty also includes certain limitations on the ability of Bunge to engage in merger, consolidation or amalgamation transactions or sell or otherwise transfer all or substantially all of its property, business or assets.

(b)          Liquidity Agreement

On December 14, 2018, Bunge Asset Funding Corp. (“BAFC”), a wholly owned subsidiary of Bunge, amended the terms of its existing Liquidity Agreement (as amended, the “Liquidity Agreement”) among BAFC, as borrower, the financial institutions party thereto as liquidity banks (the “Liquidity Banks”), Citibank, N.A., as syndication agent, BNP Paribas, Mizuho Bank, Ltd., Suitomo Mitsui Banking Corporation and U.S. Bank National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent, under which the Liquidity Banks have agreed to provide a back up liquidity facility for BAFC’s commercial paper program and to provide a revolving credit facility to BAFC.  The Liquidity Agreement was amended to extend the expiration date of the Liquidity Banks’ commitments to December 14, 2023.  BAFC has the option to request an extension of the expiration date of the Liquidity Agreement for two additional one-year periods.  Each Liquidity Bank in its sole discretion may agree to any such extension request.

Borrowings under the Liquidity Agreement will bear interest at LIBOR plus a margin, ranging from 1.00% and 1.625%, which will vary based on the Rating Level.  Amounts under the Liquidity Agreement that remain undrawn are subject to a commitment fee payable quarterly based on the average undrawn portion of the Liquidity Agreement at rates ranging from 0.09% to 0.225%, varying based on the Rating Level.

The Liquidity Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain limitations on the ability of BAFC, among other things, to incur liens, incur indebtedness, sell or transfer assets or receivables or engage in mergers, consolidations, amalgamations or joint ventures, and customary events of default.

The obligations of BAFC under the Liquidity Agreement are guaranteed by Bunge pursuant to a separate Guaranty, which was also amended effective December 14, 2018 in connection with the amendment of the Liquidity Agreement (the “BAFC Guaranty”) to conform its terms to those contained in more recent agreements of a similar nature entered into by Bunge.  The BAFC Guaranty contains certain customary representations and warranties and affirmative and negative covenants.  The BAFC Guaranty obligates Bunge to maintain a specified minimum consolidated net worth, a maximum consolidated adjusted net debt to consolidated adjusted capitalization ratio and a maximum secured indebtedness to tangible assets ratio.  The BAFC Guaranty also includes certain limitations on the ability of Bunge to engage in merger, consolidation or amalgamation transactions or sell or otherwise transfer all or substantially all of its property, business or assets.

From time to time, certain of the lenders under the Credit Agreement, certain of the Liquidity Banks under the Liquidity Agreement and/or their affiliates provide financial services to Bunge, BLFC, BAFC and other subsidiaries of Bunge.

The Credit Agreement, the BLFC Guaranty, the Liquidity Agreement and the BAFC Guaranty, as well as an Annex X dated as of December 14, 2018 containing definitions of certain terms used in such agreements and instruments are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and are incorporated by reference herein.  The foregoing descriptions of the Credit Agreement, BLFC Guaranty, Liquidity Agreement and BAFC Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Item 1.02          Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the repayment and termination of the Terminated Credit Agreement is hereby incorporated by reference in this Item 1.02.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Revolving Credit Agreement, dated December 14, 2018

10.2	Guaranty by Bunge Limited pursuant to the Revolving Credit Agreement, dated December 14, 2018

10.3	Thirteenth Amended and Restated Liquidity Agreement, dated December 14, 2018

10.4	Ninth Amended and Restated Guaranty by Bunge Limited pursuant to the Thirteenth Amended and Restated Liquidity Agreement, dated December 14, 2018

10.5	Annex X, dated as of December 14, 2018, including definitions of certain terms contained in Exhibits 10.1, 10.2, 10.3 and 10.4 hereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2018

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

10.1	Revolving Credit Agreement, dated December 14, 2018

10.2	Guaranty by Bunge Limited pursuant to the Revolving Credit Agreement, dated December 14, 2018

10.3	Thirteenth Amended and Restated Liquidity Agreement, dated December 14, 2018

10.4	Ninth Amended and Restated Guaranty by Bunge Limited pursuant to the Thirteenth Amended and Restated Liquidity Agreement, dated December 14, 2018

10.5	Annex X, dated as of December 14, 2018, including definitions of certain terms contained in Exhibits 10.1, 10.2, 10.3 and 10.4 hereto